UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2012

GALENA BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

310 N. State Street, Suite 208

Lake Oswego, Oregon 97034

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 855-4253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 17, 2012 Galena Biopharma, Inc. (“we,” “us,” “our,” “Galena,” or the “Company”) announced that it intends to offer shares of its common stock and warrants to purchase shares of its common stock in an underwritten public offering. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering. On December 17, 2012 we issued a press release announcing the offering. A copy of the press release is attached to this Current Report as Exhibit 99.1. A preliminary copy of the form of warrant which will be offered as part of the underwritten public offering is attached to this Current Report as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

We are filing as part of this report the exhibits listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALENA BIOPHARMA, INC.

Date: December 18, 2012	By:	/s/ Mark J. Ahn
Mark J. Ahn, Ph.D.
President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press release of Galena Biopharma, Inc. issued December 17, 2012

99.2	Preliminary Form of Warrant

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